Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Bentley Commerce Corp. (the "Company") for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned parties, Bruce Kamm, Chief Executive Officer and Gordon F. Lee, Chief Financial Officer of Bentley Commerce Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004

                             /s/Bruce Kamm
                             Bruce Kamm
                             Chief Executive Officer

                             /s/ Gordon F. Lee
                             Gordon F. Lee
                             Chief Financial Officer